Exhibit 10.36

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

December 15, 2011

Empire Stock Transfer Inc.
1859 Whitney Mesa Dr.
Henderson, NV, 89014

RE:    Medical Care Technologies Inc.

Ladies and Gentlemen:

Reference is made to that certain Convertible Debenture (the "Convertible Debenture"), dated the date hereof, by and between Medical Care Technologies, Inc., a corporation organized under the laws of Nevada (the "Company"), and the Holders set forth on Schedule I attached thereto (collectively the "Holder"), pursuant to which the Holder has loaned certain amounts to the Company, which shall be convertible into shares of the Company's common stock, par value $.00001 per share (the "Common Stock"). The shares of Common Stock to be converted thereunder plus interest which may be converted into Common Stock and any Liquidated Damages, which may be converted into Common Stock thereunder are referred to herein as the "Conversion Shares." This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares in shares of the Company's Common Stock, in the event the Holder has elected to have the interest of the Convertible Debenture, paid in Common Stock (the "Interest Shares"), to the Holder from time to time upon surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, delivered on behalf of the Company by Jonathan D. Leinwand, P.A..

Specifically, upon receipt by the Company of a copy of a Conversion Notice, the Company shall, as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Conversion Notice, send, via facsimile a Conversion Notice, which such document shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions. Upon your receipt of a copy of the executed Conversion Notice, you shall use your best efforts to, within three (3) Trading Days following the date of receipt of the Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled as set forth in the Conversion Notice ("Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.)

The Company hereby confirms to you and the Holder that certificates representing the Conversion Shares, the Interest Shares and/or the Liquidated Damages Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers an opinion of counsel in the form set forth in attached hereto, and that if the Conversion Shares, the Interest Shares, and/or the Liquidated Damages Shares are not registered for sale under the Securities Act of 1933, as amended, or not eligible for resale pursuant to Rule 144, then the certificates for the Conversion Shares shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

The Company hereby confirms and you acknowledge that in the event Counsel to the Company does not issue an opinion of counsel as required to issue the Conversion Shares and the Interest Shares free of legend the Company authorizes and you will accept an opinion of Counsel from Jonathan D. Leinwand, P.A.

The Company hereby confirms that 40 million shares shall be reserved for issuance pursuant to the conversion requests as referred to herein and that 30 million shares shall be issued in Escrow to Jonathan D. Leinwand, P.A. as Escrow Agent.

The Company hereby confirms to you and the Holder that no instructions other than as contemplated herein will be given to you by the Company with respect to the Conversion Shares or the Interest Shares. The Company hereby agrees that it shall not replace you as the Company's transfer agent without the prior written consent of the Holder.

Unless the Company is in breach of its agreement with the Transfer Agent, any attempt by the Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

The Company and you hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit you from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

The Company and you acknowledge that the Holder is relying on the representations and covenants made by the Company and you hereunder and are a material inducement to the Holder purchasing convertible debentures under the Securities Purchase Agreement. The Company and you further acknowledge that without such representations and covenants of the Company and you made hereunder, the Holder would not enter into the Securities Purchase Agreement and purchase convertible debentures pursuant thereto.

Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Holder will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Holder shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:		THE FOREGOING INSTRUCTIONS ARE ACKNOWLEDGED AND AGREED TO THIS 15th DAY OF DECEMBER, 2011
MEDICAL CARE TECHNOLOGIES INC.
EMPIRE STOCK TRANSFER

By:	/s/ Ning C. Wu	By:	/s/ Matthew Blevins
Name:	Ning C. Wu	Name:	Matthew Blevins
Title:		Title:	VP

SCHEDULE I

SCHEDULE OF HOLDERS

Name	Signature	Address/Fascimile Number of Holder

Long Side Ventures LLC		1800 Ocean Blvd.. PH2
	By:Ben Kaplan	Hallandale Beach, FL 33309
Its: Managing Member
Facsimile:

EXHIBIT I

TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

FORM OF CONVERSION NOTICE

NOTICE OF CONVERSION
(To be executed by the Holder in order to Convert the Note)

TO:

The undersigned hereby irrevocably elects to convert $                                 of the principal amount of the above Note into Shares of Common Stock of Medical Care Technologies., according to the conditions stated therein. as of the Conversion Date written below.

Conversion Date:                                                       ______________________________________

Applicable Conversion Price:                                  ______________________________________

Signature:                                                                    ______________________________________

Name:                                                                           ______________________________________

Address:                                                                     ______________________________________

Amount to be converted:                                         $_____________________________________

Amount of Note unconverted:                                $_____________________________________

Conversion Price per share:                                     $_____________________________________

Number of  shares to be issued:                              ______________________________________

Amount of Interest Converted:                               $_____________________________________

Conversion Price per share:                                     $_____________________________________

Number of  shares of to be issued:                         ______________________________________

Please  issue  the  shares  of  to:                              ______________________________________

Issue to:                                                                      ______________________________________

Authorized Signature:                                               ______________________________________

Name:                                                                           ______________________________________

Title:                                                                             ______________________________________

Phone Number:                                                           ______________________________________

Broker DTC Participant Code:                                  ______________________________________

Account Number:                                                      ______________________________________